================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        FOREST CITY ENTERPRISES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          FOREST CITY ENTERPRISES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 7, 2000

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Forest City Enterprises, Inc. will be held in the 6th floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on Wednesday, June 7, 2000 at 9:00 a.m., local time, for the purpose of considering and acting upon:

     (1) The election of thirteen (13) directors, each to hold office until the next annual shareholders' meeting and until a successor shall be elected and qualified. Four (4) directors will be elected by holders of Class A Common Stock and nine (9) by holders of Class B Common Stock.

     (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2001.

     (3) Such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 17, 2000 will be entitled to notice of and to vote at such annual meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
                                   Thomas G. Smith, Secretary

Cleveland, Ohio
April 28, 2000

IMPORTANT: IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.
           WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE MARK, DATE AND SIGN THE APPROPRIATE ENCLOSED PROXY OR PROXIES AND SEND THEM BY RETURN MAIL IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         FOREST CITY ENTERPRISES, INC.

                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed Proxy or Proxies relating to shares of Class A Common Stock and Class B Common Stock are solicited on behalf of the Board of Directors of Forest City Enterprises, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Wednesday, June 7, 2000 at 9:00 a.m., local time, in the 6th floor Ballroom of the Ritz -Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113. This Proxy Statement and related form of proxy are being first sent to shareholders on or about April 28, 2000. A shareholder giving a Proxy may revoke the same by notifying the Secretary of the Company in writing or at the annual meeting, without affecting any vote previously taken.

                      OUTSTANDING SHARES AND VOTING RIGHTS

As of April 17, 2000, the record date fixed for the determination of shareholders entitled to vote at the annual meeting, there were outstanding 19,372,406 shares of Class A Common Stock, par value $.33 1/3 per share, and 10,659,096 shares of Class B Common Stock, par value $.33 1/3 per share, of the Company (collectively "Common Stock"). At the annual meeting, the holders of Class A Common Stock will be entitled as a class to elect four (4) directors, and will be entitled to one vote per share for this purpose. Michael P. Esposito, Jr., Joan K. Shafran, Stan Ross and Louis Stokes have been nominated for election to serve as these directors. At the annual meeting, the holders of Class B Common Stock will be entitled as a class to elect nine (9) directors and will be entitled to one vote per share for this purpose. Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald
A. Ratner, Scott S. Cowen, Brian J. Ratner and Deborah Ratner Salzberg have been nominated for election to serve as these directors. Except for the election of directors, the holders of Class A Common Stock and Class B Common Stock will vote together on all other matters presented at the meeting and will be entitled to one (1) vote per share of Class A Common Stock and ten (10) votes per share of Class B Common Stock held of record.

If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than forty-eight hours before the time fixed for the holding of the meeting that such shareholder desires cumulative voting with respect to the election of directors by a class of shareholders to which the holder belongs, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each holder of shares of that class shall have the right to accumulate such voting power as the holder possesses at such election with respect to shares of that class. Each holder of shares of Class A Common Stock or Class B Common Stock, as the case may be, shall have as many votes as equal the number of shares of that class of Common Stock owned by that holder multiplied by the number of directors to be elected by the holders of that class of Common Stock. These votes may be distributed among the total number of directors to be elected by the holders of that class of common stock or distributed among any lesser number, in such proportion as the holder may desire.

Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will be counted for purposes of determining whether a quorum is present at the annual meeting, but will not be counted in favor of or against any nominee for election to the Board of Directors of the Company. Abstentions will be counted as cast with respect to a proposal and have the same effect as votes against the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending January 31, 2001. Broker non-votes will not be counted as cast for any proposal.

                              ELECTION OF DIRECTORS

It is intended that proxies will be voted for the election of the nominees named in the table below as directors of the Company unless authority is withheld. Each is to serve until the next annual shareholders' meeting and until their successor is elected and qualified. In the event any one or more of such nominees unexpectedly becomes unavailable for election, proxies will be voted in accordance with the best judgment of the proxy holder. All nominees are presently directors of the Company.

At March 1, 2000, the Ratner, Miller and Shafran Families, which include members of the Company's current Board of Directors and certain executive officers ("Family Interests"), owned 74.6% of the Class B Common Stock. RMS, Limited Partnership ("RMSLP"), which owned 74.3% of the Class B Common Stock outstanding as of the record date, is a limited partnership, comprised of the Family Interests, with eight individual general partner positions, currently consisting of: Samuel H. Miller, Co-Chairman of the Board of Directors and Treasurer of the Company; Charles A. Ratner, President and Chief Executive Officer of the Company and Director; Ronald A. Ratner, Executive Vice President of the Company and Director; Brian J. Ratner, Senior Vice President- East Coast Development of the Company and Director; Deborah Ratner Salzberg, Vice President -Forest City Residential Group, Inc., a subsidiary of the Company, and Director; Joan K. Shafran, Director; Joseph Shafran; and one position that is currently vacant. Joan K. Shafran is the sister of Joseph Shafran. Charles A. Ratner, James A. Ratner and Ronald A. Ratner are brothers. Albert B. Ratner is the father of Brian J. Ratner and Deborah Ratner Salzberg and is first cousin to Charles A. Ratner, James A. Ratner, Ronald A. Ratner, Joan K. Shafran and Joseph Shafran. Samuel H. Miller was married to Ruth Ratner Miller (now deceased), a sister of Albert B. Ratner. The vacant general partnership position relates to shares controlled by the children of Ruth Ratner Miller.

Under the partnership agreement of RMSLP ("Agreement"), the voting power of the general partners representing a family branch is determined by dividing the interest of the family branch they represent by the aggregate interests of all family branches. The voting power of the general partner or general partners representing a family branch may not be divided or apportioned but must be voted together as a whole. If the general partners representing a family branch are unable to agree on how to vote that branch, the total voting power of the other general partners is computed without reference to the voting power otherwise available to that family branch. Accordingly, the voting power of the Ruth Miller Family Branch will be excluded until its vacant general partner position is filled. General partners holding 60% of the total voting power (excluding the voting power of a family branch, if any, unable to agree on how to vote on a particular matter) of RMSLP determine how to vote the Class B Common Stock of Forest City Enterprises, Inc. held by RMSLP.

At March 1, 2000, members of the Family Interests collectively owned 32.5% of the Class A Common Stock. The following table includes the shares of Class B Common Stock held by RMSLP at March 1, 2000, under the Agreement voted by the general partners of RMSLP, who under Rule 13d-3 of the Securities Exchange Act of 1934, are deemed to be the beneficial owners of those shares of Class B Common Stock:


                                                                                    Percent of
                                                  Shares of Class B                   RMSLP's
                               Name of               Common Stock               Holdings of Class B
Family Branch              General Partners       Held through RMSLP               Common Stock*
----------------------------------------------------------------------------------------------------------
Max Ratner                Charles A. Ratner          3,215,370                         40.6%
                          Ronald A. Ratner

Albert Ratner             Brian J. Ratner            1,764,505                         22.3%
                          Deborah Ratner Salzberg

Samuel H. Miller          Samuel H. Miller             607,202                          7.7%

Shafran                   Joan K. Shafran            1,601,936                         20.2%
                          Joseph Shafran

Ruth Miller               (Presently vacant)           729,917                          9.2%

                                                   -----------                     ---------
  Total                                              7,918,930                        100.0%
                                                   ===========                     =========

* Represents total voting power for the Family Branch. The Ruth Miller Family Branch currently does not have voting power as its general partner position is vacant. Accordingly, the current voting power within RMSLP is as follows: Max Ratner Family Branch, 44.7%; Albert Ratner Family Branch, 24.5%; Samuel H. Miller Family Branch, 8.5%; and Shafran Family Branch, 22.3%.

The following table sets forth the beneficial ownership of shares of Class A Common Stock and Class B Common Stock as of March 1, 2000 of each director, nominee, other named executive officer and all directors and executive officers as a group. Except as otherwise noted, each person has had the principal occupation shown for at least the last five years.

                                                                                   Number of Shares of Common
                                                                                    Stock Beneficially Owned
                                                         -------------------------------------------------------------------------
                                                                                     Combined
                                                                                      Class
                                                          Class A                     A and B      Percent     Class B
                    Occupation              Director       Common       Percent       Common          of        Common     Percent
    Name             and Age                 Since       Stock (h,j)  of Class (h)  Stock (i,j)   Class (i)      Stock     of Class
----------------------------------------------------------------------------------------------------------------------------------


NOMINEES

(a) Michael P.     Co-Chairman, Inter-        1995      23,656 (1)       0.12%         23,656       0.12%         -           -
    Esposito, Jr.  Atlantic Capital Partners
                   (investment banking);
                   Chairman  of XL Capital Ltd.
                   (f/k/a Exel Limited)
                   (insurance);
                   Retired Executive Vice
                   President - Chief Control
                   Compliance and
                   Administrative Officer,
                   The Chase Manhattan
                   Bank, N.A. (banking).
                   Age 60. (c,d,e)

(a) Joan K.        Executive Managing         1997     211,958 (2)       1.09%      8,135,388      29.80%    7,923,430 (3)   74.33%
    Shafran        Partner, The Berimore Co.                                          (2)(3)
                   (investments); Principal
                   and President of the Board,
                   Do While Studio (art and
                   technology nonprofit).
                   Age 52.




                                                                         Number of Shares of Common
                                                                          Stock Beneficially Owned
                                               ------------------------------------------------------------------------------------
                                                                                   Combined
                                                                                     Class
                                                           Class A                  A and B      Percent     Class B
                  Occupation                   Director    Common       Percent      Common         of       Common     Percent
    Name           and Age                       Since    Stock(h,j)  of Class(h)  Stock(i,j)    Class(i)     Stock     of Class
-----------------------------------------------------------------------------------------------------------------------------------


(a) Louis      Attorney, Squire, Sanders,         1999         233        0.00%         233       0.00%           -           -
    Stokes     & Dempsey (law); Retired
               Member of The United States
               Congress.
               Age 75. (d,e)

(a) Stan Ross  Retired Vice Chairman/Special      1999          -           -           -            -            -           -
               Consultant of Ernst &
               Young LLP (accounting &
               consulting); Chairman of
               the Board of USC Lusk
               Center for Real Estate
               (education).
               Age 64. (d)

(b) Albert B.  Co-Chairman of the                 1960     719,751 (4)    3.72%     722,807       3.73%       3,056 (5)     0.03%
    Ratner     Board of Directors of the                                             (4)(5)
               Company since June
               1995, Vice Chairman of
               the Board of the
               Company from June 1993
               to June 1995, Chief
               Executive Officer
               prior to July 1995 and
               President prior to
               July 1993. Director of
               American Greetings
               Corporation (greeting
               cards) and RPM, Inc.
               (lubricants). Age 72.
               (f)

(b) Samuel H.  Co-Chairman of the                 1960   1,021,104 (6)    5.27%   8,940,034      32.76%   7,918,930 (7)    74.29%
    Miller     Board of Directors                                                   (6)(7)
               of the Company since
               June 1995, Chairman of
               the Board of the
               Company from June 1993
               to June 1995 and Vice
               Chairman of the Board,
               Chief Operating
               Officer of the Company
               prior to June 1993,
               Treasurer of the
               Company since December
               1992. Age 78. (f)



                                                                            Number of Shares of Common
                                                                             Stock Beneficially Owned
                                          -----------------------------------------------------------------------------------------
                                                                                   Combined
                                                                                     Class
                                                         Class A                    A and B      Percent   Class B
                    Occupation             Director       Common       Percent       Common        of       Common        Percent
    Name             and Age                 Since     Stock (h,j)  of Class (h)   Stock (i,j)  Class (i)    Stock       of Class
-----------------------------------------------------------------------------------------------------------------------------------

(b) Charles A.  President of the Company      1972   1,785,360 (8)     9.21%      9,704,290      35.53%   7,918,930 (9)    74.29%
    Ratner      since June 1993, Chief
                (8)(9) Executive Officer
                of the Company since June
                1995, Chief Operating
                Officer from June 1993 to
                June 1995 and Executive
                Vice President prior to
                June 1993. Director of
                Cole National Corporation
                (retail) and Cole National
                Group Inc. (retail).
                Age 58. (f)

(b) James A.    Executive Vice President      1984   2,061,135 (10)   10.63%      2,061,135      10.63%        -(11)           -
    Ratner      of the Company and                                                 (10)(11)
                President of Forest City
                Rental Properties
                Corporation, a subsidiary
                of the Company.
                Age 55.(f)

(b) Jerry V.    Retired Chairman              1984       4,500 (12)    0.02%          4,500       0.02%        -               -
    Jarrett     and Chief
                Executive Officer
                of Ameritrust
                Corporation (banking);
                Age 68. (c,d,e)

(b) Ronald A.   Executive Vice President      1985     867,675 (13)    4.48%      8,786,605      32.18%   7,918,930 (14)   74.29%
    Ratner      of the Company and                                                 (13)(14)
                President of Forest
                City Residential Group,
                Inc., a subsidiary of the
                Company.
                Age 53. (f)

(b) Scott S.    President, Tulane University  1989       5,600 (15)    0.03%          5,600       0.03%         -          -
    Cowen       (education) since July 1998;
                Dean and Professor
                of Weatherhead School
                of Management, Case
                Western Reserve University
                (education) prior to July 1998.
                Director of Fabricenters
                of America (specialty
                retailing), Newell
                Rubbermaid Corporation
                (consumer products) and
                American Greetings
                Corporation (greeting cards).
                Age 53. (c,d,e)





                                                                            Number of Shares of Common
                                                                             Stock Beneficially Owned
                                           ----------------------------------------------------------------------------------------
                                                                                  Combined
                                                                                    Class
                                                        Class A                    A and B     Percent     Class B
                    Occupation              Director     Common       Percent       Common        of        Common        Percent
Name                 and Age                  Since    Stock (h,j)  of Class (h)  Stock (i,j)  Class (i)     Stock        of Class
----------------------------------------------------------------------------------------------------------------------------------

(b) Brian J.   Senior Vice President - East     1993   150,264 (16)    0.78%     8,069,194      29.56%    7,918,930 (17)    74.29%
    Ratner     Coast Development of the                                           (16)(17)
               Company since January
               1997, Vice President-Urban
               Entertainment from June
               1995 to December 1996,
               Vice President of the
               Company from May 1994 to
               June 1995 and an officer
               of various subsidiaries.
               Age 42. (f)

(b) Deborah    Officer of various               1995    88,332(18)     0.46%     8,007,262      29.34%    7,918,930 (19)   74.29%
    Ratner     subsidiaries of the                                                (18)(19)
    Salzberg   Company.
               Age 46. (f)

OTHER NAMED EXECUTIVE OFFICER

    Thomas G.  Senior Vice                               7,361(20)     0.04%         7,871       0.04%          510         0.00%
    Smith      President, Chief
               Financial Officer and
               Secretary of the
               Company. Director
               of Cleveland Region
               Advisory Board, First
               Merit Bank (banking).
               Age 59. (f,g)

ALL DIRECTORS, NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP (19 in number)                   5,074,355(21)    26.07%    13,001,942      47.47%    7,927,587 (22)   74.37%
                                                                                  (21)(22)

 (1) Includes 3,500 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

 (2) Includes 69,118 shares of Class A Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran has beneficial ownership of 140,590 shares held in a trust for which she is trustee and has shared power of voting and disposition.

 (3) Includes 4,500 shares of Class B Common Stock held in a partnership in which Joan K. Shafran has shared power of voting and disposition. Ms. Shafran's beneficial ownership of the remaining 7,918,930 shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

 (4) Albert B. Ratner has beneficial ownership of 371,787 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 180,602 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 66,988 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees.

 (5) Does not reflect the following shares that Albert B. Ratner disclaims beneficial ownership of: 1,514,472 shares of Class B Common Stock held by trusts for which he is trustee and 133,967 shares held by trusts for which he is trust advisor, of which 610,499 shares are held in the Albert Ratner Family Branch of RMSLP, 790,998 shares are held in the Max Ratner Family Branch of RMSLP and 246,942 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP above.

 (6) Samuel H. Miller has beneficial ownership of 464,376 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 550,202 shares for which he has sole power of voting and disposition.

 (7) Samuel H. Miller's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

 (8) Charles A. Ratner has beneficial ownership of 1,286,115 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner has beneficial ownership of 129,914 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 21,600 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

 (9) Charles A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(10) James A. Ratner has beneficial ownership of 1,405,938 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 138,532 shares for which he has sole power of voting and disposition. Mr. Ratner has beneficial ownership of 23,624 shares held in trusts for which he is trust advisor and has shared power of voting and disposition with the trustees. Includes 13,500 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(11) Does not reflect the following shares that James A. Ratner disclaims beneficial ownership of: 2,011,031 shares of Class B Common Stock held by trusts for which he is trustee and 134,132 shares held by trusts for which he is trust advisor, of which 1,282,695 shares are held in the Max Ratner Family Branch of RMSLP, 483,897 shares are held in the Albert Ratner Family Branch of RMSLP and 378,571 shares are held in the Ruth Miller Family Branch of RMSLP. See discussion of RMSLP above.

(12) Includes 3,500 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(13) Ronald A. Ratner has beneficial ownership of 223,902 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition and 137,720 shares for which he has sole power of voting and disposition. Includes 13,500 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(14) Ronald A. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(15) Includes 3,500 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(16) Brian J. Ratner has beneficial ownership of 19,360 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Mr. Ratner claims beneficial ownership of 15,600 shares held as custodian for his daughter and as to which he has sole power of voting and disposition. Includes 8,100 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(17) Brian J. Ratner's beneficial ownership of these shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP above.

(18) Deborah Ratner Salzberg has beneficial ownership of 65,560 shares of Class A Common Stock held in trusts for which she is trustee and has shared power of voting and disposition. Includes 3,600 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(19) Deborah Ratner Salzberg's beneficial ownership of these shares of Class B Common Stock reflects her status as a general partner of RMSLP. See discussion of RMSLP above.

(20) Includes 7,350 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(21) These shares of Class A Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category. Includes 92,550 shares that were issuable upon the exercise of stock options vested at March 1, 2000 and within 60 days thereafter.

(22) These shares of Class B Common Stock represent all the shares in which beneficial ownership is claimed by these persons. Included in this total are 7,918,930 shares of Class B Common Stock that are held by RMSLP. Shares for which beneficial ownership have been claimed by more than one person have been counted only once in this category.

(a)    Nominated for election by holders of Class A Common Stock.

(b)    Nominated for election by holders of Class B Common Stock.

(c)    Member of the Audit Committee.

(d)    Member of the Compensation Committee.

(e)    Member of the Nominating and Corporate Governance Committee.

(f)    Officer and/or director of various subsidiaries of the Company.

(g)    This officer is not a director.

(h) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(i) Reflects potential conversion of all Class B Common Stock held by the nominee or officer listed to Class A Common Stock. Shares of Class B Common Stock are convertible pursuant to their terms into shares of Class A Common Stock at any time on a 1 for 1 basis.

(j) This column includes, if any, Class A stock options that were exercisable on March 1, 2000 or will be exercisable within 60 days after such date.



The Company has been advised that the shares owned by RMSLP and shares owned by other Ratner, Miller and Shafran families will be voted for the approval of the election of the directors nominated. If such shares are voted for approval, then such vote will be sufficient to elect the nominees voted on by the Class B shareholders.

                             DIRECTOR COMPENSATION

Each non-employee director of the Company receives an annual retainer of $25,000. They also receive a fee of $500 for attending any board committee meeting and an additional $500 for serving as chairman for any board committee meeting. During fiscal 1999, Messrs. Cowen, Esposito and Jarrett received $3,000, $4,500 and $4,500, respectively, for attending or serving as chairman for board committee meetings. In addition, Messrs. Esposito, Jarrett and Stokes, and Ms. Joan K. Shafran received $5,000, $9,000, $4,000 and $3,000, respectively, for attending other meetings in their capacity as a director of the Company. Directors who are also employees of the Company receive no additional compensation for service as directors.

                           PRINCIPAL SECURITY HOLDERS

The following table sets forth the security ownership as of March 1, 2000 of all other persons who beneficially own 5% or more of the Company's common stock.

                                                                            Number of Shares of Common
                                                                             Stock Beneficially Owned
                                           ---------------------------------------------------------------------------------------
                                                                          Combined
                                                                            Class
                                            Class A                        A and B                       Class B
                                             Common          Percent        Common        Percent         Common           Percent
Name and Address                            Stock (a)      of Class (a)   Stock (b)    of Class (b)       Stock           of Class
----------------------------------------------------------------------------------------------------------------------------------

Private Capital Management, Inc. and     2,165,053(1)(5)     11.18%    2,523,993(1)(5)     12.79%      358,940(1)(5)        3.37%
   Bruce S. Sherman
3003 Tamiami Trail North
Naples, FL 33940

Southeast Asset Management, Inc. and     1,864,050(2)(5)      9.62%    2,066,028(2)(5)     10.55%      201,978(2)(5)        1.89%
   Longleaf Partners Realty Fund
6410 Poplar Ave., Suite 900
Memphis, TN 38119

Wallace R. Weitz & Company               1,021,900(3)(5)      5.28%    1,021,900(3)(5)      5.28%           -(5)               -
1125 South 103 Street
Suite 600
Omaha, NE   68124

EQSF Advisers, Inc. and                    986,277(4)(5)      5.09%    1,010,477(4)(5)      5.21%       24,200(4)(5)        0.23%
   M.J. Whitman Advisers, Inc.
767 Third Avenue
New York, NY   10017

Joseph Shafran                             233,459(6)         1.21%    8,156,889(6)        29.88%    7,923,430(6)          74.33%
Paran Management Company
13212 Shaker Boulevard, Suite 100
Cleveland, OH 44120

Ratner, Miller & Shafran Family          6,306,313(7)        32.45%   14,258,149(7)        52.07%    7,951,836(7)          74.60%
   Interests
Terminal Tower
50 Public Square Suite 1600
Cleveland, OH 44113

(1) Private Capital Management, Inc. (PCM), a Florida corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. PCM is deemed to be the beneficial owner of the securities in the table above because of its shared power to dispose or to direct the disposition of these securities; PCM disclaims any power to vote or to direct the voting of these securities. Bruce S. Sherman, as Chairman of PCM, exercises shared dispositive power with respect to shares held by PCM on behalf of its clients and may also be deemed to be the beneficial owner of the 2,165,053 shares of Class A Common Stock beneficially owned by PCM. PCM has shared power to dispose or to direct the disposition of 2,155,053 shares of Class A Common Stock and Mr. Sherman has sole power to vote or to direct the vote and to dispose or to direct the disposition of 10,000 shares of Class A Common Stock. Mr. Michael J. Seaman, an employee of PCM or its affiliates, owns 8,100 shares of Class A Common Stock not included in the table above. Mr. Seaman disclaims any beneficial ownership in any of the securities beneficially owned by either PCM or Mr. Sherman.

(2) Southeastern Asset Management, Inc. (SAM), a Tennessee corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Longleaf Partners Realty Fund (LPRF) is a series of Longleaf Partners Fund Trust, a Massachusetts business trust. SAM may be the beneficial owner of the securities included in the table above because of its advisory relationship with the persons owning the securities. SAM has sole voting and dispositive power over 53,378 shares of Class B Common Stock, and shared voting and dispositive power with LPRF over 1,864,050 shares of Class A Common Stock and 148,600 shares of Class B Common Stock. SAM and LPRF disclaim beneficial ownership in 641,900 shares of Class A Common Stock and 3,900 shares of Class B Common Stock held in an account over which they have no voting or dispositive powers. Mr. O. Mason Hawkins, a U.S. citizen and Chairman of the Board and Chief Executive Officer of SAM, may be deemed to be a controlling person of SAM as a result of his official position with or ownership of SAM's voting securities. The existence of such control is expressly disclaimed. Mr. Hawkins does not own, directly or indirectly, any securities included in the table above.

(3) Wallace R. Weitz & Company (WWC), a Nebraska corporation, is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. WWC has reported to the Company that it is the beneficial owner of securities included in the table above because of its advisory relationship with persons owning the securities.

(4) Martin J. Whitman is the Chairman, President and Chief Executive Officer of EQSF Advisors, Inc. (EQSF) and the Chairman and Chief Executive Officer of M.J. Whitman Advisers, Inc. (MJWA). EQSF has sole power of voting and disposition for 612,200 shares of Class A Common Stock and MJWA has sole power of voting and disposition for 374,077 shares of Class A Common Stock. Mr. Whitman disclaims beneficial ownership of all such shares.

(5) The number of shares of capital stock beneficially owned represent shares beneficially owned at December 31, 1999 as disclosed in Forms 13F and/or 13G filed by the Principal Security Holder named in the table.

(6) Joseph Shafran is the brother of Joan K. Shafran. Included in the Class A Common Stock are 69,118 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Mr. Shafran has beneficial ownership of 164,341 shares of Class A Common Stock held in trusts for which he is trustee and has shared power of voting and disposition. Included in the Class B Common Stock are 4,500 shares held in a partnership in which Joseph Shafran has shared power of voting and disposition. Joseph Shafran's beneficial ownership of the remaining 7,918,930 shares of Class B Common Stock reflects his status as a general partner of RMSLP. See discussion of RMSLP under "Election of Directors."

(7) The Ratner, Miller and Shafran families have an ownership interest in the Company as reflected in the table above. These securities are beneficially owned by members of these families either individually or through a series of trusts and custodianships. Of the shares of Class B Common Stock listed above, RMSLP owns 7,918,930 shares which represents 74.29% of the Class B Common Stock outstanding at March 1, 2000.

       Certain members of the Ratner, Miller and Shafran families have been nominated for election to serve on the Board of Directors of the Company. (See information regarding nominees and directors previously disclosed for further information regarding the beneficial ownership of the Company's Common Stock by these individuals).

(a) Does not reflect potential conversion of Class B Common Stock to Class A Common Stock.

(b) Reflects potential conversion of all Class B Common Stock held by the principal security holder listed to Class A Common Stock. Shares of Class B Common Stock are convertible into shares of Class A Common Stock at anytime on a 1 for 1 basis.

                      COMMITTEES OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular meetings.

The Audit Committee is composed of three non-employee directors: Messrs. Michael
P. Esposito, Jr. (Chairman), Scott S. Cowen and Jerry V. Jarrett. The Audit Committee recommends the firm of independent accountants to be appointed by the Board of Directors, reviews the fee structure and the scope of the annual audit, reviews the results of the annual audit, reviews reports of significant audits performed by the Company's internal auditors, reviews the adequacy of internal controls and consults with independent accountants and financial management on accounting issues, including significant changes in accounting practices. Three Audit Committee meetings were held during 1999.

The Compensation Committee is comprised of five non-employee directors: Messrs. Jerry V. Jarrett (Chairman), Scott S. Cowen, Michael P. Esposito, Jr., Louis Stokes and Stan Ross. The Compensation Committee reviews the compensation arrangements for senior management. Three Compensation Committee meetings were held during 1999.

The Nominating and Corporate Governance Committee is comprised of four non-employee directors: Messrs. Scott S. Cowen (Chairman), Michael P. Esposito, Jr., Jerry V. Jarrett and Louis Stokes. The Nominating and Corporate Governance Committee proposes Board of Director nominees and advises the Board on all matters concerning corporate governance, to the extent these matters are not the responsibility of other committees, assessing the Board's performance and making recommendations to the Board on the functions and duties of the committees of the Board, general Board practices and the Company's relations with its stockholders. The Nominating and Corporate Governance Committee did not meet during 1999.

Each director attended at least 75% of the meetings of the Board and those committees on which the director served.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION

The Compensation Committee of the Board of Directors consists entirely of nonemployee Directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference and shall not otherwise be deemed filed under such Acts.

The primary role of the Compensation Committee is to develop and implement compensation policies that are consistent with and integrally linked to the accomplishments of the Company's strategic objectives.

The Company believes that shareholder value is best maximized through the increase in Earnings Before Depreciation, Amortization and Deferred Taxes, as discussed in the Management's Discussion and Analysis section of the Company's Annual Report, and the increase in the value of its real estate portfolio over time.

The Company adheres to certain principles in developing its compensation policies. Total compensation should be competitive with other companies in the real estate industry of similar size. Incentive compensation should be linked both to each individual's performance and the performance of the Company as a whole. Compensation opportunities should be structured to attract and retain those individuals that can help achieve the Company's strategic objectives and thus maximize shareholder value.

The Compensation Committee reviews and approves the development and formulation of all policies under which each form of compensation is paid or awarded to the Company's "key" officers as defined by the Committee. The salaries of the Chief Executive Officer and the five other most highly compensated officers are proposed by the Chief Executive Officer to the Committee for approval. The Committee then reviews and approves the compensation of the Chief Executive Officer and the five other most highly compensated executive officers. The Compensation Committee also reviews the salaries and incentives for each member of the Ratner, Miller and Shafran families identified as executive officers.

The Compensation Committee utilizes nationally recognized outside experts as consultants to assist it in the performance of its duties. These consultants are asked to analyze officers salaries and compare those paid by Forest City Enterprises with comparable corporations in the real estate field. In addition, the consultants are asked to provide the committee with guidance on ranges in annual salary and incentive compensation so officers of Forest City Enterprises would be compensated on a competitive basis. The committee meets with these consultants as required and expects to continue to use their services in the future.

The Company entered into an agreement with Charles A. Ratner, President and Chief Executive Officer, effective February 1, 1997. The Agreement provides for an annual salary of $400,000. The contract was initially for a one year term but is renewable annually. In reviewing the Chief Executive Officer's compensation, the Compensation Committee feels one of the most important indicators of performance on his part is his ability to understand and react to changing conditions affecting our industry and to adjust strategic directions and tactical plans to be responsive. Improving shareholder value and development of management succession plans also rank high on the list of performance indicators.

    Jerry V. Jarrett, Chairman      Scott S. Cowen      Michael P. Esposito, Jr.

                               Louis Stokes                 Stan Ross

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by, or paid to the Company's chief executive officer and the five other most highly compensated executive officers.

                                        Summary Compensation Table
                                        --------------------------


                                                                            Long Term
                                                                          Compensation
                                                                             Awards
                                                                             ------
                                              Annual Compensation          Securities
                                            ---------------------          Underlying            All Other
Name and Principal Position       Year        Salary($)     Bonus($)       Options(#)          Compensation($)
-----------------------------------------------------------------------------------------------------------------------

Charles A. Ratner,                 1999      $  399,987    $ 250,000        28,800               $114,134
    President and Chief            1998         399,986      200,000        28,800                114,408
    Executive Officer              1997         398,543         -              -                  125,562

Albert B. Ratner, Co-Chairman      1999         474,352         -              -                  111,019
    of the Board of  Directors     1998         449,986         -              -                  126,330
                                   1997         449,679         -              -                  143,466

Samuel H. Miller, Co-Chairman      1999         428,987         -              -                   11,853
    of the Board of  Directors     1998         399,985         -              -                   12,128
    and Treasurer                  1997         399,986         -              -                   12,128

Thomas G. Smith,                   1999         318,756      212,000        14,400                 51,693
    Senior Vice President,         1998         319,794      155,000        14,400                 51,900
    Chief Financial Officer        1997         309,800      140,000           -                   51,900
    and Secretary

James A. Ratner                    1999         324,986      203,125        18,000                  8,693
    Executive Vice President       1998         324,986      162,500        18,000                  8,576
                                   1997         323,543         -              -                    8,554

Ronald A. Ratner                   1999         324,986      203,125        18,000                  8,415
    Executive Vice President       1998         324,986      162,500        18,000                  8,576
                                   1997         323,543         -              -                    8,554

Amounts reported as "All Other Compensation" in 1999 include (i) accrual of annual benefits to each named executive officer's vested balance in the Company's deferred compensation plan as follows: Charles A. Ratner, $10,000; Albert B. Ratner, $10,000; Samuel H. Miller, $10,000; James A. Ratner, $7,000; and Ronald A. Ratner, $7,000; (ii) accrual of an amount for Thomas G. Smith under a deferred compensation plan, $50,000; (iii) cost of group term life insurance as follows: Charles A. Ratner, $693; Albert B. Ratner, $853; Samuel H. Miller, $853; Thomas G. Smith, $693; James A. Ratner, $693 and Ronald A. Ratner, $415; (iv) the Company's matching contribution to the 40l(k) plan as follows:
Charles A. Ratner, $1,000; Albert B. Ratner, $1,000; Samuel H. Miller, $1,000; Thomas G. Smith, $1,000; James A. Ratner, $1,000; and Ronald A. Ratner, $1,000; and (v) the dollar value of the benefit to the named executive officer of the interest-free use of the Company paid premiums, excluding the term insurance portion which is paid by the named executive officer, from the current year to the projected date the premiums will be refunded to the Company for split-dollar life insurance as follows: Charles A. Ratner, $102,441; and Albert B. Ratner, $99,166.

The Company entered into employment agreements with Albert B. Ratner and Samuel
H. Miller, Co-Chairmen of the Board of Directors effective January 1, 1999 which provide for an annual salary of $475,000 and $425,000, respectively. The agreements are renewable annually. Although no formal bonus plan exists, an annual bonus may be awarded, determined on a discretionary basis.

The Company entered into employment agreements with James A. Ratner and Ronald
A. Ratner effective February 1, 1997, providing for annual salaries of $325,000 each. These agreements are renewable annually.

The employment agreements for Albert Ratner, Samuel Miller, Charles Ratner, James Ratner and Ronald Ratner provide that upon the death of such officer, his beneficiary will receive an annual death benefit for five years equal to the salary paid for the last calendar year prior to the death. The same death benefit is provided to Thomas Smith through an agreement dated May 31, 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------

The following table sets forth information regarding stock options granted during fiscal 1999 to the executive officers named in the Summary Compensation Table.

                                                  INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------
                            Number
                              of          % of Total                                              Grant Date
                           Securities       Options                                                  Value
                           Underlying     Granted to      Exercise                                   -----
                            Options        Employees       or Base                                 Grant Date
                            Granted        in Fiscal        Price         Expiration                Present
                            (#) (1)          Year          ($/Sh)             Date                Value $ (2)
-----------------------------------------------------------------------------------------------------------------------
Charles A. Ratner           28,800           7.6%         $22.375           4/7/09               $  324,268
Albert B. Ratner              -                -              -                -                        -
Samuel H. Miller              -                -              -                -                        -
Thomas G. Smith             14,400           3.8%         $22.375           4/7/09                 $162,134
Ronald A. Ratner            18,000           4.8%         $22.375           4/7/09                 $202,667
James A. Ratner             18,000           4.8%         $22.375           4/7/09                 $202,667


     (1) On April 7, 1999, fixed stock options to purchase Class A Common Stock were granted under the 1994 Stock Option Plan ("Plan"). The options have a term of 10 years and vest as follows: 25% after two years, 50% after three years and 100% after four years from date of grant. The exercise price is equal to the fair market value on the date of grant. Fair market value is defined as the price per share at the close of business on the trading date immediately preceding the date the stock option grant is awarded. Under the Plan, the awards may be incentive stock options or non-qualified stock options. All the options granted in the above table were non-qualified stock options, except for Thomas
G. Smith, who was granted 4,469 incentive stock options and 9,931 non-qualified stock options.

     (2) The options were valued at $11.26 each using the Black-Scholes option-pricing model using the following assumptions: expected volatility of 36.8%, based on closing prices of Class A Common Stock for 74 months prior to grant; risk-free rate of return of 5.2%; dividend yield of .6%, based on return of U.S. Government notes and bonds; expected life of 8.7 years and turnover of 2%.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                        ---------------------------------


The following Table shows stock options exercised during fiscal 1999 by the executive officers named in the Summary Compensation Table and the value of unexercised stock options to purchase Class A Common Stock held at January 31, 2000.

                                                                            Number of
                                                                           Securities             Value of
                                                                           Underlying            Unexercised
                                                                          Unexercised           In-the-Money
                                                                           Options at            Options at
                                 Shares                                    FY-End (#)            FY-End ($)
                              Acquired on              Value              Exercisable/          Exercisable/
        Name                  Exercise (#)          Realized ($)         Unexercisable          Unexercisable
---------------------------------------------------------------------------------------------------------------------------

Charles A. Ratner                  -                      -              14,400/72,000     $168,300/$274,500
Albert B. Ratner                   -                      -                     -                     -
Samuel H. Miller                   -                      -                     -                     -
Thomas G. Smith                    -                      -               3,750/35,700      $41,016/$128,569
James A. Ratner                    -                      -               9,000/45,000      $98,438/$164,813
Ronald A. Ratner                   -                      -               9,000/45,000      $98,438/$164,813


The last closing price of the Company's Class A Common Stock for the fiscal year ended January 31, 2000 was $26.06 per share.

The following graph shows a comparison of five-year cumulative total return of Forest City Enterprises, Inc. Class A Common Stock (FCEA), Forest City Enterprises, Inc. Class B Common Stock (FCEB), Standard & Poor's 500 Stock Index (S&P 500) and the Dow Jones Real Estate Investment Index. The cumulative total return is based on a $100 investment on January 31, 1995 and the subsequent change in market prices of the securities at each respective fiscal year end. It also assumes that dividends were reinvested quarterly.

                                PERFORMANCE GRAPH

[Graph Inserted here]


                                           Jan-95     Jan-96   Jan-97    Jan-98    Jan-99    Jan-00
FCEA                                       $100        $111    $206       $270     $257       $266
FCEB                                       $100        $107    $199       $264     $250       $302
S&P 500                                    $100        $139    $175       $222     $295       $325
Dow Jones Real Estate Investment Index     $100        $123    $167       $195     $152       $145



                      TRANSACTIONS WITH AFFILIATED PERSONS

The Company paid approximately $256,000 as total compensation during 1999 to RMS Investment Corp. (RMSIC), a company engaged in property management and leasing, controlled by the four children of Charles A. Ratner (the President, Chief Executive Officer and a Director of the Company), the two children of James Ratner (an Executive Vice President and a Director of the Company), the two children of Ronald Ratner (an Executive Vice President and a Director of the Company), Deborah Ratner Salzberg (Vice President - Forest City Residential Group, Inc. and a Director of the Company), Brian J. Ratner (Senior Vice President - East Coast Development and a Director of the Company), the four children of Ruth Miller (deceased sister of Albert Ratner) and Samuel H. Miller (a Co-Chairman of the Company's Board of Directors), Samuel H. Miller as Trustee, and Fannye Shafran as Trustee. RMSIC manages and provides leasing services to two of the Company's Cleveland-area specialty retail shopping centers, Golden Gate (362,000 square feet) and Midtown (258,000 square feet). The rate of compensation for such services is 4% of all tenant rentals, plus a lease fee of 2% to 3%. Management believes these fees are comparable to that which other management companies would charge.

Under the Company's current policy, no director, officer or employee, including members of the Ratner, Miller or Shafran families, is allowed to invest in a competing real estate opportunity without first obtaining approval of the Company's Conflict of Interest Committee. However, the Company currently does not have non-compete agreements with any of its directors, officers and employees and, upon leaving the Company, any director, officer or employee could compete with the Company. An exception to the Company's conflict-of-interest policy permits those of the principal shareholders who are officers or employees of the Company to own, alone or in conjuction with others, certain commercial, industrial and residential properties which may be developed, expanded, operated and sold independently of the business of the Company. The ownership of these properties by these principal shareholders makes it possible that conflicts of interest may arise between them and the Company. Although no such conflicts are anticipated, areas of possible conflict may be in the development or expansion of properties which may compete with the Company or the solicitation of tenants for the use of such properties. The Company was informed by these principal shareholders in 1960 that, except for these properties, they would in the future engage in all business activities of the type conducted by the Company only through and on behalf of the Company as long as they were employed by the Company. This would not preclude them from making personal investments in real estate on which buildings and improvements have been completed prior to such investments.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING/COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are required by regulations of the Securities and Exchange Commission to furnish the Company's Corporate Secretary with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from Reporting Persons that no Forms 5 were required for those persons, the Company believes that during 1999 all filing requirements applicable to Reporting Persons were complied.

                      RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors recommends the ratification of PricewaterhouseCoopers LLP, Certified Public Accountants, by the shareholders at the annual meeting as the Company's independent auditors for the fiscal year ending January 31, 2001.

PricewaterhouseCoopers LLP has indicated that a representative of PricewaterhouseCoopers LLP will attend the annual meeting to respond to appropriate questions from shareholders. Their representative will also have the opportunity to make a statement at the meeting.

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company present or represented at the meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ended January 31, 2001. The Company has been advised that the shares held by the Ratner, Miller and Shafran families and partnerships will be voted in favor of the proposal. If such shares are voted for approval, then such vote will be sufficient to approve such proposal.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 2001 annual meeting of shareholders must be received by the Company at the address below on or before January 2, 2001 for inclusion in the Company's proxy statement and form of proxy relating to the 2001 annual meeting of shareholders.

                                 OTHER BUSINESS

It is not anticipated that matters other than those described in this Proxy Statement will be brought before the meeting for action, but if any other matters properly come before the meeting of which the Company did not receive notice prior to March 16, 2000, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming annual meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K including the financial statements and schedules and excluding exhibits required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's Common Stock must set forth a good faith representation that, as of the record date for the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting.

Written requests for such report should be directed to :





                                Thomas T. Kmiecik
                               Assistant Treasurer
                          Forest City Enterprises, Inc.
                                 Terminal Tower
                           50 Public Square Suite 1100
                              Cleveland, Ohio 44113
                             tom_kmiecik@fceinc.com

                      COST AND METHOD OF PROXY SOLICITATION

The cost of solicitation will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse them for their expense in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by telephone, telegram or in person.

         By order of the Board of Directors.

         /s/Thomas G. Smith, Secretary

Cleveland, Ohio
April 28, 2000

                                  DETACH HERE
--------------------------------------------------------------------------------

PROXY                 FOREST CITY ENTERPRISES, INC. CLASS A                PROXY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113, on June 7, 2000 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

    (1) The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified.

        Nominees: Michael P. Esposito, Jr., Stan Ross, Joan K. Shafran, Louis Stokes

    (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2001.

    (3) In their discretion, to vote upon such other business as may properly come before the meeting.

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                  DETACH HERE
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                        (Continued from the other side)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, AND 2.

(1) The election of four (4) directors, each to hold office until the next annual shareholders' meeting and until his or her successor shall be elected and qualified. -- Nominees: Michael P. Esposito, Jr., Joan K. Shafran, Louis Stokes, Stan Ross

    [ ] FOR, except vote withheld from the following nominee(s):    [ ] WITHHELD

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(2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2001.

    [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    [ ]  CHANGE OF ADDRESS (BELOW)

                                            DATED: ______________________ , 2000

                                            ------------------------------------

                                            ------------------------------------
                                            SIGNATURE(S)

                                            NOTE: PLEASE SIGN EXACTLY AS NAME
                                            APPEARS HEREON. JOINT OWNERS SHOULD
                                            EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                            EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                            GUARDIAN, PLEASE GIVE FULL TITLE AS
                                            SUCH.

                                  DETACH HERE
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PROXY                 FOREST CITY ENTERPRISES, INC. CLASS B                PROXY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints ALBERT B. RATNER and SAMUEL H. MILLER, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Forest City Enterprises, Inc. to be held in the 6th Floor Ballroom of the Ritz-Carlton Hotel, Tower City Center, 1515 West Third Street, Cleveland, Ohio 44113 on June 7, 2000 at 9:00 a.m., eastern daylight saving time, and at any adjournment thereof, to vote and act with respect to all shares of Class B Common Stock of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

    (1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualified.

       Nominees: Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A.
                 Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner, Deborah Ratner Salzberg

    (2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2001.

    (3) In their discretion, to vote upon such other business as may properly come before the meeting.

    PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, OR, IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                  DETACH HERE
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                        (Continued from the other side)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, AND 2.

(1) The election of nine (9) directors, each to hold office until the next annual shareholders' meeting and until his successor shall be elected and qualified. -- Nominees: Albert B. Ratner, Samuel H. Miller, Charles A. Ratner, James A. Ratner, Jerry V. Jarrett, Ronald A. Ratner, Scott S. Cowen, Brian J. Ratner, Deborah Ratner Salzberg

    [ ] FOR, except vote withheld from the following nominee(s):    [ ] WITHHELD

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(2) The ratification of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending January 31, 2001.

    [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    [ ]  CHANGE OF ADDRESS (BELOW)

                                            DATED: ______________________ , 2000

                                            ------------------------------------

                                            ------------------------------------
                                            SIGNATURE(S)

                                            NOTE: PLEASE SIGN EXACTLY AS NAME
                                            APPEARS HEREON. JOINT OWNERS SHOULD
                                            EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                            EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                            GUARDIAN, PLEASE GIVE FULL TITLE AS
                                            SUCH.